UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2022

Blue Owl Capital Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39653	86-3906032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 419-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange
Warrants to purchase Class A Shares	OWL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 18, 2022, Blue Owl Capital Inc. (the “Company”) issued a press release announcing the redemption (the “Redemption”) of all of the outstanding redeemable warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), pursuant to the Amended and Restated Warrant Agreement, dated May 19, 2021 (the “Warrant Agreement”), by and between the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A., as warrant agent, for a redemption price of $0.10 per Public Warrant, that remain outstanding at 5:00 p.m. New York City time on August 18, 2022. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Warrants to purchase Class A Shares that were issued under the Warrant Agreement in a private placement (the “Private Placement Warrants” and, together with Public Warrants, the “Warrants”) which are still held by the holders thereof or their permitted transferees, are not subject to the Redemption and may remain outstanding following the Redemption Date. Following the Redemption Date, the Warrants are expected to be delisted from the New York Stock Exchange.

A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 or the Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated July 18, 2022.

99.2	Notice of Redemption, dated July 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022

BLUE OWL CAPITAL INC.

By:	/s/ Neena A. Reddy
Name:	Neena A. Reddy
Title:	General Counsel and Secretary